                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  July 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

     CASE NAME:  FLORSHEIM GROUP INC.            CASE NO.  02 B 08209

                            SUMMARY OF CASH ACCOUNTS

ENDING BALANCE IN :                                06/30/04        07/31/04
                                                --------------  --------------
       Associated Bank                          $    57,321.41  $    57,962.48

       BT Commercial Escrow                         144,008.24      144,008.24

       Shaw Gussis Fishman Glantz Wolfman &
          Towbin LLC - Preference Account           101,146.51      101,210.56

       Shaw Gussis Fishman Glantz Wolfman &
          Towbin LLC - Preference Account II        197,384.52      171,453.41
                                                --------------  --------------
       TOTAL                                    $   499,860.68  $   474,634.69
                                                ==============  ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - JULY 31, 2004

   DATE           ASSOCIATED BANK
 --------         ---------------
07/01/04           $         -
07/02/04                     -
07/03/04                     -
07/04/04                     -
07/05/04                     -
07/06/04                     -
07/07/04                     -
07/08/04                     -
07/09/04                     -
07/10/04                     -
07/11/04                     -
07/12/04              1,015.07 1)
07/13/04              3,350.00 1)
07/14/04                     -
07/15/04                     -
07/16/04                     -
07/17/04                     -
07/18/04                     -
07/19/04                     -
07/20/04                     -
07/21/04                     -
07/22/04              1,184.85 2)
07/23/04                     -
07/24/04                     -
07/25/04                     -
07/26/04                     -
07/27/04                     -
07/28/04                     -
07/29/04                     -
07/30/04                     -
07/31/04                     -
                   -----------
TOTAL RECEIPTS     $  5,549.92
                   ===========

NOTES:

1) Accounts recievable collections, net of collection fees.

2) Collection of account receivable previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLIONOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                  JULY 31, 2004

                   SHAW GUSSIS
   DATE         PREFERENCE ACCT.
---------       ----------------
07/01/04           $        -
07/02/04                    -
07/03/04                    -
07/04/04                    -
07/05/04                64.05 1)
07/06/04                    -
07/07/04                    -
07/08/04                    -
07/09/04                    -
07/10/04                    -
07/11/04                    -
07/12/04                    -
07/13/04                    -
07/14/04                    -
07/15/04                    -
07/16/04                    -
07/17/04                    -
07/18/04                    -
07/19/04                    -
07/20/04                    -
07/21/04                    -
07/22/04                    -
07/23/04                    -
07/24/04                    -
07/25/04                    -
07/26/04                    -
07/27/04                    -
07/28/04                    -
07/29/04                    -
07/30/04                    -
07/31/04                    -
                   ----------
TOTAL RECEIPTS     $    64.05
                   ==========

1) Interest income.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2004

   DATE    CHECK NUMBER        PAYMENTS          ASSOCIATED BANK
---------  ------------  ---------------------   ---------------
07/01/04        na       Bank fees                 $       5.00
07/06/04       1235      F. Terrence Blanchard         3,656.10
07/06/04       1236      Sonenberg & Anderson          1,097.75
07/12/04       1239      Ben Alvendia                    150.00
                                                   ------------
                         Total                     $   4,908.85
                                                   ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - JULY 31, 2004

                                                                SHAW GUSSIS
  DATE      CHECK NUMBER             PAYMENTS              PREFERENCE ACCOUNT II
---------   ------------  -------------------------------  ---------------------
07/07/04        1085      F. Terrence Blanchard                  $ 3,037.50
07/07/04        1086      Bowne of Chicago                           425.00
07/07/04        1087      Shaw Gussis Fishman                     19,455.16
07/28/04        1088      Leslie T Welsh Inc.                      1,459.10
07/28/04        1089      Logan & Company                            870.32
07/28/04        1090      Iron Mountain Record Management            274.03
07/28/04        1091      Bowne of Chicago                           410.00
                                                                 ----------
                                                                 $25,931.11
                                                                 ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                 FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  July 31, 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                         POST-PETITION
                                             LOAN
     DATE         PAYMENTS   BORROWINGS     BALANCE
---------------   --------   ----------  -------------
OPENING BALANCE                          $7,052,679.88
07/01/04          $      -   $        -   7,052,679.88
07/02/04                 -            -   7,052,679.88
07/03/04                 -            -   7,052,679.88
07/04/04                 -            -   7,052,679.88
07/05/04                 -            -   7,052,679.88
07/06/04                 -            -   7,052,679.88
07/07/04                 -            -   7,052,679.88
07/08/04                 -            -   7,052,679.88
07/09/04                 -            -   7,052,679.88
07/10/04                 -            -   7,052,679.88
07/11/04                 -            -   7,052,679.88
07/12/04                 -            -   7,052,679.88
07/13/04                 -            -   7,052,679.88
07/14/04                 -            -   7,052,679.88
07/15/04                 -            -   7,052,679.88
07/16/04                 -            -   7,052,679.88
07/17/04                 -            -   7,052,679.88
07/18/04                 -            -   7,052,679.88
07/19/04                 -            -   7,052,679.88
07/20/04                 -            -   7,052,679.88
07/21/04                 -            -   7,052,679.88
07/22/04                 -            -   7,052,679.88
07/23/04                 -            -   7,052,679.88
07/24/04                 -            -   7,052,679.88
07/25/04                 -            -   7,052,679.88
07/26/04                 -            -   7,052,679.88
07/27/04                 -            -   7,052,679.88
07/28/04                 -            -   7,052,679.88
07/29/04                 -            -   7,052,679.88
07/30/04                 -            -   7,052,679.88
07/31/04                 -            -   7,052,679.88
                  --------   ----------
Total             $      -   $        -
                  ========   ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.   02 B 08209

                          STATEMENT OF AGED RECEIVABLES

                                  JULY 31, 2004

ACCOUNTS RECEIVABLE:

Beginning of Month Balance       $ 351,547
                                 ---------
Add: Sales on Account                    -
                                 ---------
Less: Collections                   (4,366)
                                 ---------
Adjustments                         (1,953)
                                 ---------
End of the Month Balance         $ 345,228
                                 =========

      Note - All accounts receivable are fully reserved.

      0-30               31-60             61-90         OVER 90      END OF MONTH
      DAYS               DAYS              DAYS            DAYS          TOTAL
----------------   ----------------   ----------------  ----------    ------------
$              -   $              -   $              -  $  345,228    $    345,228
================   ================   ================  ==========    ============

                     ACCOUNTS PAYABLE AGING - JULY 31, 2004

                     0-30     31-60        61-90         Over 90      End of Month
                     Days      Days        Days            Days          Total
                   --------  ------   ----------------  ----------    ------------
Wholesale          $ 26,329  $1,081   $        (17,871) $  513,628         523,167

Retail                    -       -                  -      75,979          75,979
                   --------  ------   ----------------  ----------    ------------
Total              $ 26,329  $1,081   $        (17,871) $  589,607    $    599,146
                   ========  ======   ================  ==========    ============

* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

  CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.   02 B 08209

                                TAX QUESTIONNAIRE

                       FOR MONTH ENDED JULY 31, 2004+A402

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.   Federal Income Taxes            Yes (x)  No (  )
2.   FICA withholdings               Yes (x)  No (  )
3.   Employee's withholdings         Yes (x)  No (  )
4.   Employer's FICA                 Yes (x)  No (  )
5.   Federal Unemployment Taxes      Yes (x)  No (  )
6.   State Income Taxes              Yes (x)  No (  )
7.   State Employee withholdings     Yes (x)  No (  )
8.   All other state taxes           Yes (x)  No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                 /s/ F. Terrence Blanchard
                                ------------------------------------------
                                For the Debtor In Possession (Trustee)

                                Print or type name and capacity of
                                person signing this Declaration:

                                F. Terrence Blanchard
                                ------------------------------------------------

                                President and Chief Financial Officer
                                Florsheim Group Inc.

DATED: August 12, 2004